                         NORTHSTAR REALTY FINANCE CORP.
                       2004 LONG-TERM INCENTIVE BONUS PLAN

                               AWARD NOTIFICATION

Name of Participant:             {{NAME}}

Grant Date:                      October 29, 2004

Performance Period A:            The four consecutive calendar quarters
                                 beginning with the calendar quarter that begins
                                 on October 1, 2005.

Performance Period B:            The four consecutive calendar quarters
                                 beginning with the calendar quarter that begins
                                 on October 1, 2006.

Performance Period C:            The eight consecutive calendar quarters
                                 beginning with the calendar quarter that begins
                                 on October 1, 2005.

Performance Period D:            The period from the date of the closing of the
                                 Initial Public Offering until the later of the
                                 date of a Change in Control or September 30,
                                 2007.

Target Incentive Bonus Award:    {{AWARD}} Shares plus a number of Shares equal
                                 to {{PERCENT}} of the Overallotment IPO Shares;
                                 provided that the Target Incentive Bonus Award
                                 may not exceed {{MAX}} Shares.

Form of Payment:                 Cash, Shares, LTIP Units, Other Share-Based
                                 Awards and/or such other form or forms of
                                 payment as determined by the Committee in its
                                 sole discretion at the end of the Performance
                                 Period; provided that the payment method shall
                                 not subject to any additional vesting
                                 requirements.

Performance Objective:           If, during Performance Period A, the annual
                                 Return on Paid in Capital equals or exceeds
                                 12.5%, then 50% of the Target Incentive Bonus
                                 Award will be payable following the end of
                                 Performance Period A. If, during Performance
                                 Period B, the annual Return on Paid in Capital
                                 equals or exceeds 12.5%, then 50% of the Target
                                 Incentive Bonus Award will be payable following
                                 the end of Performance Period B. If the
                                 performance objective for Performance Period A
                                 is not obtained, then if, during Performance
                                 Period C, the average annual Return on Paid in
                                 Capital equals or exceeds 12.5%, then, in
                                 addition to the payment of 50% of the Target
                                 Incentive Bonus Award with respect to
                                 Performance Period

                                 B, 50% of the Target Incentive Bonus Award will
                                 be payable following the end of Performance
                                 Period C; provided that under no circumstances
                                 shall more than 100% of the Target Incentive
                                 Bonus Award be payable hereunder with respect
                                 to the above-referenced Performance Periods. If
                                 a Change in Control occurs at any time on or
                                 after the date of the closing of the Initial
                                 Public Offering and prior to September 30,
                                 2007, then (i) 100% of the Target Incentive
                                 Bonus Award (less any amount of the Target
                                 Incentive Bonus Award previously paid or due
                                 for a Performance Period ending on or prior to
                                 the Change in Control) will be payable if the
                                 Internal Rate of Return for Performance Period
                                 D equals or exceeds 12.5% and (ii) the
                                 Participant will not be eligible to receive any
                                 portion of the Target Incentive Bonus Award
                                 with respect any Performance Period that did
                                 not end on or prior to the Change in Control.
                                 If a Change in Control does not occur on or
                                 before September 30, 2007, none of the Target
                                 Incentive Bonus Award will be paid with respect
                                 to Performance Period D.

         Pursuant to the Northstar Realty Finance Corp. 2004 Long-Term Incentive
Bonus Plan, as amended through the date hereof (the "Plan"), the Compensation
Committee (the "Committee") of the Board of Directors of Northstar Realty
Finance Corp. (the "Company") has selected you as a Participant in the Plan with respect to the Performance Periods specified above. Your Target Incentive Bonus
Award, Form of Payment, and Performance Objectives are specified above.

         Please note that your participation in the Plan is subject to the terms and conditions of the Plan. Pursuant to this Award Notification and Section 8.2 of the Plan, if the Performance Objectives specified above are obtained the
Committee may not reduce the amount paid in connection with the Target Incentive
Bonus Award specified above. A copy of the Plan is attached hereto and incorporated herein by this reference.

                                         NORTHSTAR REALTY FINANCE CORP.

                                         By:
                                            ------------------------------------
                                            Name: Mark E. Chertok
                                            Title: Chief Financial Officer and
                                            Treasurer